Corporate Presentation

January 2010

SkyPeople Fruit Juice, Inc.

NYSE Amex: SPU



Forward Looking Statements

This presentation contains certain "forward-looking statements" that involve a number of risks and uncertainties. There can be no assurance that such statements will prove to be accurate and the actual results and future events could differ materially from management's current expectations. Such factors include, but are not limited to, the Company's ability to obtain the necessary financing to continue and expand operations, to market its products in new markets and to offer products at competitive pricing, to attract and retain management, and to integrate and maintain technical information and management information systems, political and economic factors in the People's Republic of China, compliance requirement of law and regulations of the PRC, the effects of currency policies and fluctuations, general economic conditions and other factors detailed from time to time in the company's filings with the United States Securities and Exchange Commission and other regulatory authorities. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Overview



- Established in 2001 in Shaanxi Province, China
- Only standard kiwifruit planting base in China
- Top-tier wholesale supplier in concentrated fruit juice in domestic and international markets
- Emerging domestic manufacturer of proprietary Hedetang® branded fruit juice products for consumers
- Awarded "Excellent Leading Food Enterprise" from the National Food Industry in 2005, 2006, 2007and 2008
- 357 employees, 41 in R&D, 62 in sales and marketing

Select Financials

Fiscal Year	December 31
Price at (1/15/10)	$5.48
Fully Diluted Shares Total Shares	18.5 M 21.5 M
Market Capitalization	$118 M
Management Ownership	61%
2008 Revenues	$41.6 M ▲ 41.8%
2008 Net Income	$10.0 M ▲ 31.8%
Pre Announced 2009 Revenues	$58 - $60 M
Pre Announced 2009 Net Income	$15 - $16 M
LTM EPS (Fully Diluted) P/E	$0.61 8.9x
Debt as of 9/30/2009	$11.3 M
Proforma Cash *Includes $12.3 M as of 9/30/2009 and $6.8 M in warrants converted on 10/29/09*	$19.2
2010 Guidance	$92 – $102 M Revenues $19 - $21 M Net Income

Capital Structure – January 2010

As reported on October 29, 2009
In coordination with the listing on NYSE Amex, SPU completed a 2-for-3 reverse stock split. In addition to the reverse split, SPU exercised 2.7 million warrants for shareholders which yielded $6.8 million in gross proceeds for the Company. The result of the split and warrant conversion is reflected in the cap table.

Common Shares	17,547,894
Warrants *Strike at $2.25 with a mandatory exercise at $4.50 with average volume greater than 100K a day for 25 consecutive trading days*	1,633,334
Series B Convertible Stock *Convertible at $1.21*	2,298,987
TOTAL SHARES	**21,480,215**
Fully Diluted Shares (9/30/09)	18,502,518

Value Proposition

- Largest kiwifruit planting base in Asia, incorporating organic planting techniques
- Growing value of retail strategy, increasing sales of ***Hedetang***® brand over a broader geographic area in China with higher margins
- Diversified product base, world class quality assurance and advanced technology
- Experienced management team and strong R&D team
- Huge market potential supports aggressive growth opportunities
- Scheduled expansion of current facilities

Expanding Market Opportunities

- Global Markets
  - Global fruit juice and nectar sales was 37 billion liters in 2007, an increase of 7 billion liters since 2000
  - Global fruit and vegetable juice sales are projected to reach 53 billion liters in 2010
  - World apple juice production was 1.5 million metric tons in the 2006/2007 marketing season
  - 70% of the world's apple juice is produced in China
- Domestic Markets
  - PRC per capita fruit juice consumption is less than 1kg/year, which is 1/10th of the world's and 1/40th of developed nations' averages
  - Projected increase in fruit juice demand as middle class expands and increases wealth



Growing Middle Class
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Poor
Middle Class
Affluent

/China Fruit and Vegetable Juice Association, CBAJ, USDA

Chengdu Lan Xin Information and Tech Co.,

Juice Industry Overview







Upstream → **Mid stream** → **Downstream**

- Packaging
- Fresh Fruit
- Other Materials

→ Concentrated Pure Juice → Juice Beverage

Concentrated Puree	Evaporated from juice. Typically used as a raw material for fruit products (i.e. jam)
Puree	Canned after pressing and filtering fresh fruit
	The puree goes through enzymolysis, clarification and filtration process
Clear Juice	Divided from high, middle and low acid, normally high acid has 20% higher selling price than low acid

Largest Kiwifruit Plantation in Asia

- Located in Zhouzhi County, Xi'an city
- 32,950 acres and 68 kiwifruit species - widest variety in Asia
- Annual kiwifruit output of 200,000 tons in 2008 - largest in Asia
- Largest kiwifruit Research and Development center in China
- Small part organic – will be at least 50% organic within 3-5 years
- Sponsored by World Bank - listed in the category of China National 863 Program





Strategically Located Planting Base and Facilities in China





Liaoning Province

Liaoning is uniquely suited for highly acidic apple planting






Shaanxi Province

Shaanxi, the largest fruit juice production province in China, is the location of the kiwifruit plantation and also well-suited for pear planting

Growing Seasons


JUN
JUL
AUG
SEP
OCT
NOV
DEC
JAN
FEB
MAR
APR
MAY
Apple
Pear
Kiwi

Diversified Products Mix

Leader in niche fruit juice production

- Only player capable of large scale production capacity of secondary juice categories
- Owns specific production technology in those categories







Revenue Breakup TTM 09/30/2009



Fruit Beverage 17%
Concentrated Apple Juice and Apple Aroma 11%
Fresh Kiwifruits 8%
Kiwifruit Seeds 8%
Cider Beverages 5%
Concentrated Kiwifruit Juice and Kiwifruit Puree 29%
Concentrated Pear Juice 22%

Products and Gross Margins

Raw Materials 65% Gross Margins	Concentrates 20% - 45% Gross Margins	Hedetang® Juices 24% Gross Margins	Hedetang® Ciders 45% Gross Margins
For Commercial Sales		*For Retail Sales*	
Fresh Kiwifruit	Kiwifruit	Kiwifruit	Kiwifruit
Kiwifruit Seeds	Pear	Mulberry	Mulberry
	Apple & Apple Aroma		
	Kiwifruit Puree		







Fruit Concentrates

The Company's core products are concentrated apple, pear, and kiwifruit juices and are produced from July through April. The squeezing season for:

- Apples is from July or August to January of the following year
- Pears is from July or August until April of the following year
- Kiwifruit is from September through December of each year

Fruit concentrate products are made up of three different categories: fruit puree, fruit concentrate puree and concentrated fruit juice

- Fruit puree-prepared from fruit that has been washed and sorted prior to processing. The fruit is crushed and pressed, and the pulp of the fruit is kept

Fruit concentrate puree- SPU then removes all of the water and some of the pulp from the puree and increases the sugar level in order to produce concentrate puree

Concentrated fruit juice is made from fruit concentrate puree by removing all of the remaining pulp

Fruit Juice Beverages

SPU's fruit juice beverages are divided into two categories: pure fruit juice and fruit cider beverages

- SPU currently produces fruit juice products for kiwifruit and mulberry fruit
- SPU launched cider beverages in the first quarter of 2010 and, based on the results, anticipate its fruit cider beverages will experience rapid growth in the Chinese market

Fruit juice beverages are distributed through two mediums: glass bottles and PET bottles

Fruit juice beverage products are an important business segment as they can be produced year round, versus the seasonal concentrate business

Market Penetration and Customer Base in Fiscal Year 2008

Domestic / Export Sales Breakdown

- 69% of juice concentrate sold through 133 distributors was exported to U.S., EU and Middle East fruit juice manufacturers
- 13% of juice concentrate was sold to domestic juice manufacturers
- SkyPeople Fruit Juice anticipates less than 50% of 2010 revenues will come from export markets as domestic demand of Hedetang® branded juices increase

Domestic / Export Sales Breakdown



18%
13%
69%
Sold in PRC Under Hedetang Label
Exported to U.S., EU and Middle East
Domestic Sales

Competition

SPU 's apple juice concentrate competitors include:

Sdic Zhounglu Fruit Juice Co., Ltd.
Public Company- SHSE:600962

Yantainorth Andre (Group) Juice Co., Ltd.
Public Company- HK: 8259

Shaanxi Hengxing Fruit Juice
Private

Shaanxi Haisheng Juice Holdings Co., Ltd.
Public Company- HK.0359

SPU also competes with fruit juice companies such as Wahaha, Huiyuan, Nongfu Guoyuan, Tongyi, and Meizhiyuan

Advanced Technology and Equipment

- Highly automated production facilities feature top of the line imported equipment including:
  - Flottweg AG presser (Germany)
  - KOCH ultrafiltration technology (U.S.)
  - Schmidt ultra-low temperature concentration evaporation technology (Germany)
  - ELPO fully automatic sterile canning technology (Italy)
- Advanced techniques include:
  - Combined complete enzymolysis and multiple enzymolysis and digestion
  - Membrane filtration
  - Resin absorption
  - Low-temperature reverse osmosis membrane concentration





Research and Development

- Research and Development
  - Only provincial-level technology center for the fruit juice industry in Shaanxi that is recognized by Shaanxi Government
  - 41 full time employees
  - External experts and strong collaboration with academic research institutions
  - R&D is approximately 2% of revenue in 2009
- Successful Patents
  - Device for breaking up and separating fruit peel, squeezing the pulp out of the fruit and separating pulp from the fruit peel. Patent Number: ZL200620078461.1
  - Device for removing material on fruit peel and fruit hair. Patent Number: ZL200620078460.7
- New Projects
  - Development of jujube juice concentrate for the juice and pharmaceutical industries





World Class Quality Assurance

- FDA Compliant (since 2006)
- ISO9001 certified
- HACCP (Hazard Analysis & Critical Control Point)
- Kosher certificate holder
- Member of China Beverage Industry Association
- Member of China National Food Industry Association （CNFIA）
- Member of China Chamber of Commerce For Import and Export of Foodstuffs， Native Produce And Animal By－Products
- Member of Shaanxi Kiwifruit Association



Growth Strategies

1. Currently expanding capacity from 30,000 to 60,000 tons in 2010
2. Aggressive promotion of the Hedetang® brand and Hedetang® products
3. Research, develop and market new juice concentrates, fruit juices and ciders in global and domestic markets



SkyPeople FRUIT JUICE

会德堂® Hedetang

Experienced Management Team

Yongke Xue, Chairman & CEO
- Founded Shaanxi Tianren Organic Food Co., Ltd. in 2001
- MBA from Xi'an Jiaotong University

Spring Liu, CFO
- Formerly Corporate Secretary and Financial Reporting Manager, Trio-Tech International (AMEX: TRT)
- More than 7 years finance & accounting experience

Ke Lu, President of Shaanxi Tianren
- More than 10 years experience in the PRC fruit industry
- Companies include: Shaanxi Tongda Fruit Juice & Beverage Co., Ltd., Huludao Wonder Fruit Co., Ltd.and Dalian Purelove Fruit Juice Co., Ltd.

Revenue and Gross Profit Growth

(in Millions $USD)



$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$17.4
$7.3
$29.4
$10.9
$41.6
$18.0
$42.7
$18.9
$58-$60
$92-$102
$22.4
$7.8
$23.5
$8.7
2006
2007
2008
LTM 2009
2009 E
2010 G
9M 2008
9M 2009
Revenue
Gross Profit

2009 Estimates are based on SIPU's January 19th Pre-Announcement of Revenues in the range of $62-$64 million. 2010 Guidance in the range of $92-$102 million was provided in the same release.

Increasing Net Income
(in Millions $USD)



$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$3.8
$7.6
$10.0
$15.0 - $16.0
$19.0 - $21.0
$3.9
$5.0
2006
2007
2008
2009 E
2010 G
9M 2008
9M 2009

Quarterly figures are unaudited

Income Statement Summary

	Fiscal Year Ended December 31				
($ in Millions)	2007	2008	LTM 2009	9M 2008	9M 2009
Revenue	$29.4	$41.7	$42.7	$22.4	$23.5
Gross Profit	$10.9	$18.0	$18.9	$7.8	$8.7
Gross Margin	*37.1%*	*43.3%*	*44.4%*	*34.8%*	*37.1%*
Income from Operations	$9.0	$13.1	$14.0	$5.2	$5.8
Operating Margin	*30.7%*	*31.3%*	*32.9%*	*23.1%*	*24.9%*
Net Income	$7.6	$10.0	$11.1	$3.9	$5.0
Net Income Margin	*25.9%*	*24.0%*	*25%*	*17.4%*	*21.3%*

** Reported 9M figures reflect strong Q4 seasonality due to growing season*

Balance Sheet

($ in Millions)	September 30, 2009	December 31, 2008
Cash	$12.3	$15.3
Accounts Receivable	$14.9	$11.6
Inventories	$3.8	$1.8
Current Assets	$33.3	$30.1
Total Assets	$64.0	$59.3
Short Term Debt	$11.3	$11.3
Long Term Debt	-	-
Total Stockholder's Equity	$46.2	$41.1

Summary Statement of Cash Flows

($ in Millions)	September 30, 2009	September 30, 2008
Net Income	$5.0	$3.9
Depreciation and Amortization	$1.5	$1.4
Accounts Receivable	($3.3)	$6.0
Inventories	($1.9)	$2.8
Net Cash/(Used) by Operations	($2.3)	$12.0
Net Cash/(Used) by Investing	($0.3)	($7.0)
Net Cash/(Used) by Financing	$0.02	$3.1
Cash and Cash Equivalents at **Beginning** of Period	$15.3	$4.1
Cash and Cash Equivalents at **End** of Period	$12.3	$12.8

Investment Summary

- Largest kiwifruit planting base in Asia, supported by organic planting techniques, yields high margin revenues
- Diversified product base, world class quality assurance and advanced technology
- Growing value of proprietary retail brand, Hedetang®, in China
- Experienced management team and strong R&D team
- Large, established market supports aggressive growth opportunities
- Scheduled expansion of current facilities







Contact Information

Company – SkyPeople Fruit Juice, Inc.
Ms. Spring Liu – Chief Financial Officer
16F, National Development Bank Tower
No. 2 Gaoxin 1st Road, Hi-Tech Zone
Xi'an, 710075, PRC
US: (818) 390 1272
Tel: (86) 29-8837-7001
Email: spring_liu@skypeoplejuice.com

Investor Relations – HC International
Mr. John Mattio
420 Lexington Avenue
New York, NY 10016
Tel: (203) 616-5144
Email: john.mattio@hcinternational.net

Legal Counsel- Wilson Sonsini Goodrich & Rosati:
Ms. Laura Luo
Jin Mao Tower,38F Unit 01-04,88
Century Boulevard,Pudong,
Shanghai2000121,PRC
Email:lluo@wsgr.com

Auditor – BDO Limited, Hong Kong
25th Floor
Wing On Centre
111 Connaught Road
Central Hong Kong
Tel: (852) 2541 5041
Email: bdo@bdo.com.hk